                                                               October 15, 2001

To The Shareholder:

The Board of Directors and management of the Fund extend their deepest condolences to all of those who suffered losses from the attacks of September 11th.

At the quarter ended September 30, 2001, the Fund had a Net Asset Value of $20.45 per share. This represents a 2.4% decrease from $20.95 per share at the end of the March 31, 2001 Fiscal Year and a 1.1% increase from $20.22 per share at December 31, 2000. On September 28, 2001 the Fund's closing stock price on the New York Stock Exchange was $19.50 per share, representing a 4.6% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 16 other closed-end bond funds with which we have historically compared ourselves:

               Total Return-Percentage Change in Net Asset Value
                  Per Share with All Distributions Reinvested(1)

-------------------------------------------------------------------------------------------------------
                                       10 Years      5 Years       2 Years       1 Year       Quarter
                                      to 9/30/01    to 9/30/01    to 9/30/01    to 9/30/01   To 9/30/01
-------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                      118.29%        42.52%        14.91%        10.32%        2.23%
Average of 16 Other
 Closed-End Bond Funds(2)              113.20%        39.80%        14.79%         9.31%        2.46%
Salomon Bros. Bond Index(3)            128.10%        49.30%        22.59%        15.90%        4.41%

(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The Federal Reserve Bank has now lowered the Federal Funds rate nine separate times since January 3, 2001, reducing the rate from 6.5% to 2.5%. The two most recent cuts have come as a response designed to stimulate the economy from weakness caused by the attacks. In addition to the Federal Reserve's monetary policy actions, Congress has enacted fiscal stimulus across several fronts. These actions have included aid to New York and loans to the airlines as well as increased military and security expenditures. While the total fiscal package will not be known for some time, it is clear that the budget will not be in the surplus position of the past several years.

The effect of these factors on interest rates has varied across the yield curve. Six-month Treasury Bill yields have fallen from 5.7% at year-end 2000 to 2.35% at the end of September. Ten-year Treasury note yields have fallen from 5.11% to 4.59% and thirty-year Treasury bond yields from 5.46% to 5.42% in the corresponding periods. The shorter dated maturities are more sensitive to the aggressive Federal Reserve actions while the longer issues perhaps reflect some apprehension concerning the impact of the fiscal policy initiatives. The Fund is more directly impacted by the movement of long-term interest rates and the total return for the year-to-date period reflects the minimal change in yields in that maturity range.

The table below updates the portfolio quality of the Fund's assets as compared to the end of the two prior fiscal years:

----------------------------------------------------------------------------------------------------------
                        Percent of Total Investment (Standard & Poor's Ratings)
----------------------------------------------------------------------------------------------------------
                                         U.S. Treasuries,
                                            Agencies &                                       B and    Not
      Period Ended                          AAA Rated        AA       A      BBB      BB     Lower   Rated
----------------------------------------------------------------------------------------------------------
September 30, 2001                            16.4%         1.6%    36.2%   43.3%    2.3%    0.0%     0.2%
March 31,2001                                 14.8%         2.0%    33.1%   45.9%    3.9%    0.0%     0.3%
March 31,2000                                 16.8%         3.5%    29.8%   44.6%    5.0%    0.0%     0.3%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. The Fund has maintained portfolio credit quality over the time periods as noted in the table above.

On September 13, 2001 the Board of Directors declared a dividend payment of $0.3625 per share payable November 6, 2001 to shareholders of record on September 27, 2001.

The Fund's holdings in corporate bonds remain subject to volatility in yield spreads compared to benchmark U.S. Treasury yields. The exact nature of economic pressures caused by the attacks of September 11th could have potential adverse impacts on overall corporate bond credit quality. The Fund did hold bonds issued by American Airlines that were sold subsequent to the attacks. The impact of this sale of higher yielding bonds on the Fund's future income is indeterminate at this time.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price.

This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.

                                            Sincerely,



                                            /s/ John H. Donaldson
                                            -------------------------
                                            John H. Donaldson, CFA
                                            President

SCHEDULE OF INVESTMENTS (Unaudited)                          September 30, 2001


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (97.06%)
ELECTRIC UTILITIES (10.23%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................    Baa3/BB+         $  500         $   485,526     $   470,645
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa3/BBB          1,800           1,671,400       1,864,861
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,481,590       1,817,408
Midamerican Funding LLC, Gtd., 6.927%, 03/01/29 ....................    Baa1/BBB+           500             500,000         447,108
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ...............    Baa2/BBB+         1,000           1,026,047       1,043,550
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,197         541,875
Old Dominion Electric Corp., Gtd., 6.25%, 06/01/11 .................     Aaa/AAA            500             500,627         521,350
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................    Baa3/BBB          1,000           1,090,000         977,618
                                                                                                        -----------     -----------
                                                                                                          7,253,387       7,684,415
                                                                                                        -----------     -----------
FINANCIAL (18.70%)
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................     A2/BBB+            500             497,424         508,140
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      A1/A            2,000           2,011,561       2,093,614
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             992,726         965,149
FBS Capital I, Capital Securities, 8.09%, 11/15/26 .................     A2/BBB+          2,000           1,994,019       2,053,140
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A2/A              500             505,725         513,568
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      A1/A-           2,500           2,568,029       2,623,575
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,020         939,305
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................    Baa3/BBB          1,500           1,596,199       1,754,760
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB            500             483,726         463,222
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,011,753       1,131,383
US Bank NA, Notes, 5.70%, 12/15/08 .................................      A1/A            1,000             887,836       1,001,108
                                                                                                        -----------     -----------
                                                                                                         13,548,018      14,046,964
                                                                                                        -----------     -----------
INDUSTRIAL & MISCELLANEOUS (36.55%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................    Baa3/BBB-         2,000           1,999,793       2,006,850
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             524,299         525,764
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................    Baa2/BBB            500             505,011         519,661
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             431,115         482,227
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 .....................     A3/BBB+          1,500           1,503,495       1,380,256
Enron Corp., Bonds, 7.375%, 05/15/19 ...............................    Baa1/BBB+           500             517,017         488,456
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................    Baa3/BBB-         1,000           1,053,807         994,986
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................     Baa1/A-          2,000           2,145,443       2,161,694
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,224,092       1,200,829
Meritor Automotive Inc., Notes, 6.80%, 02/15/09 ....................    Baa3/BBB-           500             470,903         427,560
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ......    Baa3/BBB-         2,050           2,139,465       2,237,360
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-         1,400           1,298,772       1,265,954
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............    Baa2/BBB+         2,000           1,991,357       1,811,988
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................      A1/A+           2,000           1,978,325       2,024,716
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+         3,000           3,149,648       3,424,836
Transocean Sedco Forex, Notes, 7.50%, 04/15/31, 144A ...............     Baa2/A-            500             497,703         476,779
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ...............     Ba1/BB             500             499,147         495,000
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ..............................    Baa2/BBB            303             319,291         337,828
Tyco Int'l. Group SA, 6.875%, 01/15/29 .............................     Baa1/A             750             653,897         711,973
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,490,777       1,743,717
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A            2,539           2,645,092       2,738,763
                                                                                                        -----------     -----------
                                                                                                         27,038,449      27,457,197
                                                                                                        -----------     -----------
TELEPHONE & COMMUNICATIONS (8.46%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................      A3/A            1,000           1,086,716       1,129,460
Qwest Capital Funding, Gtd., 7.90%, 08/15/10, 144A .................    Baa1/BBB+           500             498,997         526,578
Sprint Capital Corp., Gtd. Sr. Debs., 6.875%, 11/15/28 .............    Baa1/BBB+         1,000             992,481         900,105
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ...............      A3/A            2,000           1,995,819       2,107,324
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ...........................      A3/A-             250             246,225         266,840
Vodafone Group PLC, Notes, 7.75%, 02/15/10, 144A ...................      A2/A              500             474,822         547,143
Worldcom, Inc., Sr. Notes, 6.95%, 08/15/28 .........................     A3/BBB+          1,000             991,906         873,204
                                                                                                        -----------     -----------
                                                                                                          6,286,966       6,350,654
                                                                                                        -----------     -----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)--continued               September 30, 2001

                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TRANSPORTATION (7.90%)
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ...................      A3/A-        $    1,000       $ 1,000,000     $ 1,409,658
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................      A2/A              1,000         1,117,790       1,127,941
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................      A2/A              1,500         2,080,978       1,651,816
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............      A2/A              1,000         1,010,171       1,011,586
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+            1,000           870,931         730,000
                                                                                                        -----------     -----------
                                                                                                          6,079,870       5,931,001
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (2.43%)
FNMA Pool 313411, 7.00%, 03/01/04 ..................................      NR/NR               401           401,650         412,677
GNMA Pool 780374, 7.50%, 12/15/23 ..................................      NR/NR               332           329,587         348,746
GNMA Pool 417239, 7.00%, 02/15/26 ..................................      NR/NR             1,021         1,033,083       1,062,212
                                                                                                        -----------     -----------
                                                                                                          1,764,320       1,823,635
                                                                                                        -----------     -----------
TAXABLE MUNICIPAL BONDS (0.69%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 ................     Aaa/AAA              500           515,929         521,125
                                                                                                        -----------     -----------
U.S. GOVERNMENT & AGENCIES (12.10%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,806,698       2,003,250
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,039,563       5,038,921
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,014,409       1,325,234
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           729,102         723,379
                                                                                                        -----------     -----------
                                                                                                          7,589,772       9,090,784
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     70,076,711      72,905,775
                                                                                                        -----------     -----------
                                                                                         Shares
INVESTMENT COMPANIES (2.87%)                                                             ------
High Yield Plus Fund ...............................................                       33,333           223,875         170,665
HSBC Investor U.S. Govt. Money Market Fund -- Class D ..............                    1,986,833         1,986,833       1,986,833
                                                                                                        -----------     -----------
                                                                                                          2,210,708       2,157,498
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (99.93%) .........................................                                    $72,287,419*     75,063,273
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (0.07%) ...............................                                                         48,667
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $75,111,940
                                                                                                                        ===========

* The cost for federal income tax purposes was $72,157,485. At September 30, 2001, net unrealized appreciation was $2,905,788. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,359,024 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value of $1,453,236.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 5.56% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2001

Assets:
   Investment in securities at value (amortized cost $72,287,419)
    (Note 1).............................................................   $75,063,273
   Interest receivable ..................................................     1,455,345
   Dividends receivable .................................................         6,203
   Other assets .........................................................         4,204
                                                                            -----------
    TOTAL ASSETS ........................................................    76,529,025
                                                                            -----------
Liabilities:
   Dividends payable ....................................................     1,331,556
   Due to Advisor .......................................................        34,631
   Accrued expenses payable .............................................        50,898
                                                                            -----------
    TOTAL LIABILITIES ...................................................     1,417,085
                                                                            -----------
Net assets: (equivalent to $20.45 per share based on 3,673,258
   shares of capital stock outstanding) .................................   $75,111,940
                                                                            ===========
NET ASSETS consisted of:
   Par value ............................................................   $ 3,673,258
   Capital paid-in ......................................................    72,405,142
   Dividends paid in excess of net investment income ....................    (1,312,297)
   Accumulated net realized loss on investments .........................    (2,430,017)
   Net unrealized appreciation on investments ...........................     2,775,854
                                                                            -----------
                                                                            $75,111,940
                                                                            ===========

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended September 30, 2001

Investment Income:
   Interest..................................................               $ 2,968,636
   Dividends.................................................                    13,167
                                                                            -----------
    Total Investment Income                                                   2,981,803
                                                                            -----------
Expenses:
   Investment advisory fees (Note 4).........................  $  216,020
   Transfer agent fees.......................................      22,059
   NYSE fee..................................................      12,500
   Directors' fees...........................................      14,400
   Audit fees................................................      11,599
   State and local taxes.....................................      10,850
   Legal fees and expenses...................................      14,268
   Reports to shareholders ..................................      14,424
   Custodian fees............................................       3,772
   Miscellaneous.............................................      13,588
                                                               ----------
    Total Expenses .........................................                    333,480
                                                                            -----------
     Net Investment Income ..................................                 2,648,323
                                                                            -----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions..............                  (778,428)
                                                                            -----------
   Unrealized appreciation of investments:
    Beginning of period .....................................   2,508,664
    End of period ...........................................   2,775,854
                                                               ----------
     Change in unrealized appreciation of investments........                   267,190
                                                                            -----------
       Net realized and unrealized loss of investments.......                  (511,238)
                                                                            -----------
Net increase in net assets resulting from operations.........               $ 2,137,085
                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                Six months
                                                                                  ended
                                                                            September 30, 2001      Year ended
                                                                                (Unaudited)        March 31, 2001
                                                                            ------------------     --------------
Increase (decrease) in net assets:
Operations:
   Net investment income..................................................     $ 2,648,323          $ 5,329,145
   Net realized loss from security transactions (Note 2)..................        (778,428)            (975,041)
   Change in unrealized appreciation of investments.......................         267,190            3,049,379
                                                                               -----------          -----------
    Net increase in net assets resulting from operations..................       2,137,085            7,403,483
                                                                               -----------          -----------
Distributions:
   Dividends to shareholders from net investment income...................      (2,682,371)          (5,326,224)
   Dividends to shareholders in excess of net investment income...........      (1,312,297)                  --
                                                                               -----------          -----------
    Total dividends to shareholders ......................................      (3,994,668)          (5,326,224)
                                                                               -----------          -----------
   Increase (decrease) net assets.........................................      (1,857,583)           2,077,259
Net Assets:
   Beginning of period....................................................      76,969,523           74,892,264
                                                                               -----------          -----------
   End of period (including undistributed net investment income of $0
    and $34,048, respectively)............................................     $75,111,940          $76,969,523
                                                                               ===========          ===========

   The accompanying notes are an integral part of these financial statements.

   =========================================================================
             HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

   1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
                         (Unaudited Information)
   =========================================================================

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                              Six months
                                                                ended                           Year Ended March 31,
                                                          September 30, 2001    ---------------------------------------------------
                                                              (Unaudited)        2001        2000        1999      1998       1997
                                                          ------------------    -------   ---------    -------    -------   -------
Per Share Operating Performance
Net asset value, beginning of period ..................         $ 20.95         $ 20.39   $   22.20    $ 22.70    $ 20.61   $ 21.15
                                                                -------         -------   ---------    -------    -------   -------
 Net investment income ................................            0.72(1)         1.45        1.47       1.52       1.51      1.51
 Net realized and unrealized gain (loss)
  on investments ......................................           (0.13)(1)        0.56       (1.81)     (0.41)      2.11     (0.49)
                                                                -------         -------   ---------    -------    -------   -------
Total from investment operations ......................            0.59            2.01       (0.34)      1.11       3.62      1.02
                                                                -------         -------   ---------    -------    -------   -------
Less distributions
 Dividends from net investment income .................           (0.73)          (1.45)      (1.47)     (1.48)     (1.51)    (1.51)
 Dividends in excess of net investment
  income ..............................................           (0.36)           0.00        0.00       0.00      (0.02)    (0.02)
 Distributions from net realized gain .................            0.00            0.00        0.00      (0.13)      0.00      0.00
 Distributions from tax return of capital .............            0.00            0.00        0.00       0.00       0.00     (0.03)
                                                                -------         -------   ---------    -------    -------   -------
Total distributions ...................................           (1.09)          (1.45)      (1.47)     (1.61)     (1.53)    (1.56)
                                                                -------         -------   ---------    -------    -------   -------
Net asset value, end of period ........................         $ 20.45         $ 20.95   $   20.39    $ 22.20    $ 22.70   $ 20.61
                                                                =======         =======   =========    =======    =======   =======
Per share market price, end of period .................         $ 19.50         $ 19.27   $   16.88    $ 20.69    $ 20.81   $ 19.75
                                                                =======         =======   =========    =======    =======   =======
Total Investment Return
 Based on market value ................................           6.98%          23.91%    (11.67)%      7.28%     13.11%     0.28%

Ratios/Supplemental Data
Net assets, end of year (in 000's) ....................         $75,112         $76,970   $  74,892    $81,559    $83,380   $75,721
 Ratio of expenses to average net assets ..............           0.87%*          0.91%       0.88%      0.77%      0.85%     0.87%
 Ratio of net investment income to
  average net assets(2) ...............................           6.95%*          7.20%       7.09%      6.70%      6.89%     7.27%
 Portfolio turnover rate ..............................           6.49%          12.39%      10.21%     17.89%     18.88%    32.83%
Number of shares outstanding at the end of the period
  (in 000's)...........................................           3,673           3,673       3,673      3,673      3,673     3,673

*Annualized

(1) Net investment income per share was increased by $0.008 and net realized and unrealized gain (loss) on investments per share was decreased by $0.008 due to the cumulative effect of the required amortization of market premium and accretion of market discount (See Note 1).

(2) The ratio of net investment income to average net assets for the period ended September 30, 2001 would have been 6.91% without the required amortization of market premium and accretion of market discount (See Note
     1).

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At September 30, 2001, there were no securities valued by the Board of Directors.

     At September 30, 2001, the Fund had invested 36.55% of its net assets in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. Within that group, nine different industry sectors were represented with issuers in the oil and gas related industry comprising the largest portion, representing 8.37% of net assets. The issuers' ability to meet these debt obligations may be affected by economic developments within their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from the that used for tax purposes in that the amortized cost of the securities sold is use for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of March 31, 2001, the Fund had a tax basis capital loss carryover of approximately $159,409 and $1,389,195 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008 and 2009, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the Fund elected to defer losses occurring between November 1, 2000 and March 31, 2001 in the amount of $102,985.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing premium and accreting discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of the current fiscal year based upon the original acquisition date of the securities. The gross amount of premium and discount calculated was $606,379 and $665,858, respectively, which resulted in a net increase of the amortized cost of securities of $59,479. During the six-month period ended September 30, 2001, net investment income decreased $47,022 and net realized and unrealized gain (loss) increased $47,022 due to a net amortization of market premium.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2001:

                                                                      Proceeds
                                                       Cost of       from Sales
                                                      Purchases    or Maturities
                                                      ----------   -------------
U.S. Government Securities .......................    $  729,117     $  201,526
Other Investment Securities ......................     4,075,795      4,785,122

Note 3 -- Capital Stock -- At September 30, 2001, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract (see Note 6) with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2001, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


    =======================================================================
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
    P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498
    =======================================================================

               DIRECTORS
           ------------------
            W. THACHER BROWN
          JOHN GILRAY CHRISTY
           MORRIS LLOYD, JR.
           J. LAWRENCE SHANE

                OFFICERS
           ------------------
           JOHN H. DONALDSON
               PRESIDENT
           ANNA M. BENCROWSKY
             VICE PRESIDENT
             AND SECRETARY
           CLIFFORD D. CORSO
             VICE PRESIDENT

           INVESTMENT ADVISOR                               1838
           ------------------
     1838 INVESTMENT ADVISORS, LLC              BOND--DEBENTURE TRADING FUND
FIVE RADNOR CORPORATE CENTER, SUITE 320              ------------------
          100 MATSONFORD ROAD                  FIVE RADNOR CORPORATE CENTER,
            RADNOR, PA 19087                             SUITE 320
                                                    100 MATSONFORD ROAD
               CUSTODIAN                              RADNOR, PA 19087
           ------------------
             HSBC BANK USA                                 (LOGO)
            452 FIFTH AVENUE
           NEW YORK, NY 10018                        Semi-Annual Report
                                                     September 30, 2001
             TRANSFER AGENT
           ------------------
               EQUISERVE
             P.O. BOX 2500
       JERSEY CITY, NJ 07303-2500

                COUNSEL
           ------------------
          PEPPER HAMILTON LLP
         3000 TWO LOGAN SQUARE
       EIGHTEENTH & ARCH STREETS
        PHILADELPHIA, PA 19103

                AUDITORS
           ------------------
       PRICEWATERHOUSECOOPERS LLP
     TWO COMMERCE SQUARE, SUITE 1700
           2001 MARKET STREET
         PHILADELPHIA, PA 19103